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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) January 23, 2002
                                                         ----------------
                               ROADWAY CORPORATION
               (Exact Name of Registrant as Specified in Charter)
           Delaware                    000-32821                34-1956254
 (State or Other Jurisdiction       (Commission File          (IRS Employer
      of Incorporation)                 Number)            Identification No.)

           1077 Gorge Boulevard
                Akron, Ohio                                      44310
    (Address of Principal Executive Offices)                   (Zip Code)

        Registrant's telephone number, including area code (330) 384-1717






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ITEM 5. OTHER EVENTS.

On January 23, 2002, Roadway Corporation issued the press release attached hereto as Exhibit 99.1 to announce its results for the fiscal year ended December 31, 2001.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         (c)
         EXHIBITS.


               EXHIBIT         DESCRIPTION
                 NO.

                99.1.          Press Release, dated January 23, 2002




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        ROADWAY CORPORATION

                        By: /s/ John G. Gasparovic
                            ----------------------
                            Name: John G. Gasparovic
                            Title: Vice President, General Counsel and Secretary




Date: January 23, 2002



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                                  EXHIBIT INDEX


EXHIBIT      DESCRIPTION
  NO.


 99.1.       Press Release, dated January 23, 2002